UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):	June 16, 2014

Cameron International Corporation
 (Exact name of registrant as specified in charter)

Delaware	1-13884	76-0451843
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1333 West Loop South, Suite 1700, Houston, Texas (Address of Principal Executive Offices)	77027 (Zip Code)

Registrant’s telephone number, including area code:	(713) 513-3300

Not applicable
(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On January 20, 2014, Cameron International Corporation (the “Company”) entered into a definitive agreement to sell its Reciprocating Compression business, a division of the PCS segment, to General Electric for cash consideration of approximately $550 million, subject to closing adjustments.  In the first quarter of 2014, the Reciprocating Compression business was classified as a discontinued operation.  Effective June 1, 2014, the Company closed on the sale of its Reciprocating Compression business. As a result, the Company has recast the following information from its Annual Report on Form 10-K for the year ended December 31, 2013 (the “Previously Filed Annual Report”) to reflect the Reciprocating Compression business as a discontinued operation for all periods presented:

•	Part II, Item 6, Selected Financial Data
•	Part II, Item 7, Management’s Discussion and Analysis of Financial Condition and Results of Operations
•	Part II, Item 8, Financial Statements and Supplementary Data

As this Current Report on Form 8-K is being filed only for the purpose described above, and only affects the items described above, the other information in the Previously Filed Annual Report remains unchanged.  No attempt has been made in the Current Report on Form 8-K to modify or update disclosures in the Previously Filed Annual Report, except as described above.  This Current Report on Form 8-K does not reflect events occurring after the filing of the Previously Filed Annual Report or modify or update any related disclosures other than the closing date for sale of the Reciprocating Compression business.  Information in the Previously Filed Annual Report not affected by this Current Report on Form 8-K is unchanged and reflects the disclosures made at the time of the filing of the Company’s original 2013 Form 10-K with the Securities and Exchange Commission on February 26, 2014.  Accordingly, this Current Report on Form 8-K should be read in conjunction with the Previously Filed Annual Report and the Company’s filings made with the Securities and Exchange Commission subsequent to the filing of the Previously Filed Annual Report.  In addition, on April 28, 2014, the Company filed a separate Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2014, reflecting the results of operations and assets and liabilities of the Reciprocating Compression business as a discontinued operation as of and for the three months ended March 31, 2014.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

The following are being filed as exhibits to this report:

Exhibit Number	Description
23.1*	Consent of Ernst & Young LLP
99.1*
Updated Selected Financial Data, Management’s Discussion and Analysis of Financial Condition and Results of Operations and Financial Statements and Supplementary Data from our Annual Report on Form 10-K for the year ended December 31, 2013

101.INS*	XBRL Instance Document
101.SCH*	XBRL Schema Document
101.CAL*	XBRL Calculation Linkbase Document
101.DEF*	XBRL Definition Linkbase Document
101.LAB*	XBRL Label Linkbase Document
101.PRE*	XBRL Taxonomy Extension Presentation Linkbase Document

*Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAMERON INTERNATIONAL CORPORATION

Date: June 16, 2014	By:	/s/ Charles M. Sledge
Name: Charles M. Sledge
Title: Senior Vice President and Chief Financial Officer

Cameron International Corporation
Current Report on Form 8-K
Dated June 16, 2014
EXHIBIT INDEX

Exhibit Number	Description
23.1*	Consent of Ernst & Young LLP
99.1*
Updated Selected Financial Data, Management’s Discussion and Analysis of Financial Condition and Results of Operations and Financial Statements and Supplementary Data from our Annual Report on Form 10-K for the year ended December 31, 2013

101.INS*	XBRL Instance Document
101.SCH*	XBRL Schema Document
101.CAL*	XBRL Calculation Linkbase Document
101.DEF*	XBRL Definition Linkbase Document
101.LAB*	XBRL Label Linkbase Document
101.PRE*	XBRL Taxonomy Extension Presentation Linkbase Document

*Filed herewith